Supplement dated June 1, 2026
to the following statutory prospectus(es):
Nationwide Advisory VUL dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
Effective May 1, 2026, in Appendix A: Underlying Mutual Funds Available Under the Policy, the values in the Current Expenses cell and the sum or total cell for the following underlying mutual fund(s) are deleted and replaced as follows:
Underlying Mutual Fund	Current Expenses	Current Expenses + Low Cost Sub-Account Fee
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	0.60%*	0.60%
PROS-1187